UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2021

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On August 10, 2021, Gulf Island Fabrication, Inc. (the “Company”) issued a press release announcing its second quarter results for 2021 (the “Original Press Release”). The Original Press Release was furnished by the Company as an exhibit to its Current Report on Form 8-K dated August 10, 2021.

In the Original Press Release, the cost of revenue for the three months ended March 31, 2021, included in the Results of Operations by Segment table for the Fabrication & Services Division, was overstated, which resulted in incorrect Gross profit (loss), Operating income (loss) and EBITDA in the same table. This presentation error was limited to the prior quarter information presented for comparative purposes in the Results of Operations by Segment table for the Fabrication & Services Division, which appeared in Exhibit 99.1 furnished with the prior 8-K and the press release publicly disseminated by the Company. No other reported amounts were affected in the Original Press Release. Further, no amounts reported in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 filed on August 11, 2021 were affected.

The Company has revised the Original Press Release solely for the purpose of correcting the Results of Operations by Segment table to reflect the changes described above (the “Corrected Press Release”) and is furnishing the Corrected Press Release pursuant to this current report on Form 8-K/A.
Item 2.02	Results of Operations and Financial Condition

A copy of the Corrected Press Release, reflecting the changes described in the Explanatory Note above, is attached as Exhibit 99.1 and incorporated herein by reference. The Company is posting the Corrected Press Release on its website at www.gulfisland.com.

Neither the information reported herein shall be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1 *	Press Release, dated August 10, 2021, announcing second quarter results (corrected).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*Furnished with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
Dated:	August 11, 2021